UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.        )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

The Simply Good Foods Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V59308-P21313 THE SIMPLY GOOD FOODS COMPANY 2025 Annual Meeting Vote by January 22, 2025 11:59 PM ET THE SIMPLY GOOD FOODS COMPANY 1225 17TH ST, SUITE 1000 DENVER, CO 80202 ATTN: CORPORATE SECRETARY You invested in THE SIMPLY GOOD FOODS COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the annual stockholder meeting to be held on January 23, 2025. Get informed before you vote View the Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 9, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* January 23, 2025 9:00 AM EST Virtually at: www.virtualshareholdermeeting.com/SMPL2025

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V59309-P21313 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of the 11 director nominees Nominees: 1a. Clayton C. Daley, Jr. For 1b. Michelle P. Goolsby For 1c. James M. Kilts For 1d. Romitha S. Mally For 1e. Robert G. Montgomery For 1f. Brian K. Ratzan For 1g. David W. Ritterbush For 1h. Joseph J. Schena For 1i. Geoff E. Tanner For 1j. David J. West For 1k. James D. White For 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2025 For 3. To approve, by an advisory vote, the compensation of our named executive officers For NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.